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                                                                    Exhibit 24

                              E'TOWN CORPORATION

                              POWER OF ATTORNEY
                              -----------------



          E'town Corporation and each of the directors and/or officers of E'town Corporation whose signatures appear below do hereby appoint WALTER M. BRASWELL and DAVID P. FALCK, and each of them severally, as its, his or her true and lawful attorneys-in-fact to execute on its, his or her behalf and in any and all capacities a Registration Statement on Form S-3 to be filed pursuant to the Securities Act of 1933 in connection with the registration of up to 690,000 shares of E'town Corporation Common Stock, without par value, and any and all pre- and post-effective amendments thereto and other documents relating thereto, and to file the same with the Securities and Exchange Commission. Each of said attorneys-in-fact shall have power to act hereunder with or without the other.


          IN WITNESS WHEREOF, the undersigned have duly executed this instrument as of the 21st day of April 1994.

                              E'TOWN CORPORATION



                              By:  /s/ Robert W. Kean, Jr.
                                   --------------------------
                                   Robert W. Kean, Jr.,
                                   Chairman of the Board,
                                   Chief Executive Officer
                                   and Director



                                   /s/ Henry S. Patterson, II
                                   --------------------------
                                   Henry S. Patterson, II,
                                   President and Director



                                   /s/ Anne Evans Gibbons
                                   --------------------------
                                   Anne Evans Gibbons,
                                   Vice President and
                                   Director



                                   /s/ Walter M. Braswell
                                   --------------------------
                                   Walter M. Braswell,
                                   Secretary


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                                   /s/ Andrew M. Chapman
                                   --------------------------


                                   Andrew M. Chapman,
                                   Chief Financial Officer
                                   and Treasurer



                                   /s/ Frank Critelli
                                   --------------------------
                                   Frank Critelli,
                                   Controller and Assistant
                                   Secretary



                                   /s/ Brendan T. Byrne
                                   --------------------------
                                   Brendan T. Byrne,
                                   Director



                                   /s/ Thomas J. Cawley
                                   --------------------------
                                   Thomas J. Cawley,
                                   Director



                                   /s/ John Kean
                                   --------------------------
                                   John Kean,
                                   Director



                                   /s/ Robert W. Kean, III
                                   --------------------------
                                   Robert W. Kean, III,
                                   Director



                                   /s/ Arthur P. Morgan
                                   --------------------------
                                   Arthur P. Morgan,
                                   Director



                                   /s/ Barry T. Parker
                                   --------------------------
                                   Barry T. Parker,
                                   Director

                                     -2-

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                                   /s/ Hugo M. Pfaltz, Jr.
                                   --------------------------
                                   Hugo M. Pfaltz, Jr.,
                                   Director




                                   /s/ Chester A. Ring, 3rd
                                   --------------------------
                                   Chester A. Ring, 3rd,
                                   Director


                                     -3-